Exhibit 10.4.4

PORTLAND NATURAL GAS TRANSMISSION SYSTEM

Fourth Amendment to Amended and Restated Partnership Agreement

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT (this “Fourth Amendment”) is entered into as of the 31st day of March, 1998 by and among Natural Gas Development, Inc., EI Paso Energy Portland Corporation, Gaz Metro Portland Corp., JMC Portland (Investors) Inc., TCPL Portland, Inc. and MCNIC East Coast Pipeline Company (the “Current Partners”) who currently constitute all of the partners of Portland Natural Gas Transmission System (the “Partnership”), and NI Energy Services Development Corp., an Indiana corporation (“NESDC”).

WHEREAS the Current Partners entered into the Amended and Restated Partnership Agreement of Portland Natural Gas Transmission System and the First, Second and Third Amendments thereto (collectively, the “Partnership Agreement”);

WHEREAS, pursuant to the terms of that Purchase and Sale Agreement dated as of March 31, 1998, JMC Portland (Investors), Inc., (“JMC”) is selling its entire Percentage Interest in the Partnership to the Partnership, and withdrawing as a Partner in the Partnership;

WHEREAS, Natural Gas Development, Inc. (“NGDI”) proposes to sell to NESDC one-half of its Percentage Interest, and NESDC has requested that it be admitted as an Additional Partner in the Partnership;

WHEREAS the Management Committee (as that term is defined in the Partnership Agreement) has also determined to amend the Partnership Agreement as necessary to address the matters identified above, and also to

(i)            correct certain names and addresses of the Partners and the Partnership,

(ii)           revise the description of the PNGTS Facilitiesto contemplate the PNGTS/Maritimes Joint Facilities;

(iii)          recognize the issuance of the FERC certificates,

(iv)          provide an alternative time when the Management Committee may vote to commit to construct the Facilities,

(v)           allow for a shortened default period if necessary to avoid or cure a default under any Financing Commitment,

(vi)          add a materiality standard to certain votes of the Management Committee, and

(vii)         revise the opinion of counsel to the Transferee which shall be furnished to the Partnership as a condition of admission to the Partnership;

WHEREAS adoption of this Amendment shall constitute written notice to each of the Partners of the changes in names and/or addresses as may be required by the Partnership Agreement;

Now therefore, in consideration of the mutual covenants and agreements set forth below, the Parties, intending to be legally bound, agree as follows:

1.             Amendment to the first paragraph. The first paragraph of the Partnership Agreement is hereby amended to read as follows, to reflect the withdrawal of JMC as a Partner, the admission of NESDC as a Partner and certain revisions to the names and addresses of the Partners:

AMENDED AND RESTATED PARTNERSHIP AGREEMENT(this “Agreement”) made as of this 1st day of March 1996, as amended by the First Amendment dated 23rd of May 1996, the Second Amendment dated 23rd of October 1996, the Third Amendment dated 17th of March 1998, and the Fourth Amendment effective March 31, 1998, by and among Natural Gas Development, Inc. (“NGDI”) (formerly “NGDC”), with offices at 300 Friberg Parkway, Westborough, Massachusetts 01581-5039, El Paso Energy Portland Corporation (“El Paso Energy”) with offices at 1001 Louisiana Street, Houston, Texas 77002 , Gaz Metro Portland Corporation (“Gaz Metro”), c/o Northern New England Gas Corporation, 85 Swift Street, South Burlington, Vermont 05403, TCPL Portland Inc. (“TCPL”), with offices at 111-Fifth Avenue S.W., Calgary, Alberta, Canada T2P4K5, MCNIC East Coast Pipeline Company (“East Coast”), with offices at 500 Griswold Street 10th Floor, Detroit, Michigan 48226, and NI Energy Services Development Corp. (“NESDC”), with offices at 801 East 86th Avenue, Merrillville, Indiana, 46410 (each of NGDI, El Paso Energy, Gaz Metro, TCPL, East Coast and NESDC being sometimes herein referred to individually as a “Partner” and collectively as the “Partners”).

2.             Amendment to First Recital and Section 2.1. The word “JMC” shall be replaced with “JMC Portland (Investors), Inc. (“JMC”)”

2a.          Other Amendments to Recitals. The last recital is hereby amended by deleting the period at the end thereof and substituting in its place “; and” and immediately thereafter adding the following additional recitals:

“WHEREAS, pursuant to a Purchase and Sale Agreement dated as of March 31, 1998, the Partnership redeemed the entire Percentage Interest held by JMC, and JMC withdrew as a Partner in the Partnership as of March 31, 1998; and

WHEREAS, the Management Committee and each Partner, by signature on the Fourth Amendment, votes unanimously to admit NESDC as an Additional Partner, and NESDC, by its signature on the Fourth Amendment, agrees to become an Additional Partner and further agrees to be bound by the terms and conditions of the Partnership Agreement, as amended by the Fourth Amendment.”

3.             Amendment to Section 1.20. The phrase “to the vicinity of Haverhill, Massachusetts” shall be amended to state “to the vicinities of Haverhill and Dracut, Massachusetts”.

4.             Amendment to Section 2.7. The first sentence of Section 2.7 shall be amended to state as follows:

The principal offices of the Partnership shall be at One Harbour Place, Suite 375, Portsmouth, New Hampshire 03801, or at such place as the Management Committee may from time to time determine.

5.             Amendment to Section 2.9.2. The first sentence of Section 2.9.2 shall be amended to state as follows:

Immediately following the last to occur of the events referred to in clauses (b), (c) and (f) of §2.9.1, the satisfaction of all conditions set forth in any Precedent Agreements for execution of Firm Service Gas Transportation Contracts, and the satisfaction of all conditions set forth in any Precedent Agreements for execution of Gas Purchase Contracts, or at such time as the Management Committee by 60% Vote agrees to take a vote on whether the Partnership shall be committed to construct the Facilities, the Management Committee shall vote on whether the Partnership shall be committed to construct the Facilities.

6.             Amendment to Section 3.3.4. The first sentence in Section 3.3.4(a) shall be amended to state as follows:

In the event a Partner shall default in the performance of any of its obligations to advance any Pre-Commitment Date Funds or make any Capital Contribution to the Partnership in accordance with the terms of this Agreement and such default shall continue uncured for a period of thirty (30) days after the giving of notice to all of the Partners of such default by any of the other Partners or for such extended cure period as may be approved by a 60% Vote of the Management Committee exclusive of Representatives of Defaulting Partners, provided, however, by 60% Vote of the Management Committee exclusive of Representatives of Defaulting Partners, a cure period of less than thirty (30) days may be approved if necessary to avoid or cure a default under any Financing Commitment, then such Partner shall be deemed to have withdrawn from the Partnership effective as of the 31st day after such notice or the day after expiration of the extended or shortened cure period as the case may be, and such Defaulting Partner shall thereafter be a Withdrawn Partner,, Subsequent to any such event of default and unless and until such default shall be cured as provided in § 3.3.4(c), the Defaulting Partner shall have no right to receive any allocations which are attributable to its interest in the Partnership and made in accordance with § 4 and no distribution shall be made to the Defaulting Partner under § 5.

7.             Amendment to Section 7.2.6. Subsections 7.2.6(h) and (i) shall be amended to state as follows:

(h)           Filing with FERC of the Partnership’s tariff, or any material amendment thereto, relating to the Facilities;

(i)            Filing of all applications by the Partnership for Necessary Regulatory Approvals and other material governmental or regulatory approvals, or any material amendments to such applications, or any applications for material amendments to such Necessary Regulatory Approvals or other approvals;

7a.          Amendment to Section 9.8(c). Section 9.8(c) is hereby amended to state as follows:

“(c)(i) NESDC hereby makes the representations and warranties set forth in Section 2.6 of the Partnership Agreement to the Partnership and each of the other Partners; agrees to be bound by the terms of the Partnership Agreement (as amended by the Fourth Amendment) from and after April 1, 1998; and agrees to assume one-half of NGDI’s obligations and liabilities under the Partnership Agreement as of April 1, 1998.

(ii) Upon (1) satisfaction of the requirements of Section 9.1.4 (i), (ii) and (v) of the Partnership Agreement, and (2) the execution of the Fourth Amendment by NESDC and each of the Current Partners, NESDC shall be admitted as an Additional Partner.

Such admission shall be deemed to occur on April 1, 1998, notwithstanding that the Fourth Amendment is not fully executed by such date.

(iii) The Management Committee and each Partner, by signature on the Fourth Amendment, votes unanimously to admit NESDC as an Additional Partner, and NESDC, by its signature on the Fourth Amendment, agrees to become an Additional Partner and further agrees to be bound by the terms and conditions of the Partnership Agreement, as amended by the Fourth Amendment.”

8.             Amendment to Section 13.2.1. Section 13.2.1 shall be amended to state as follows:

To each of the Partners at the address set forth below or at such other address as may be designated from time to time by any Partner by written notice to each other Partner and the Partnership:

NGDI                     Natural Gas Development, Inc.,

300 Friberg Parkway

Westborough, Massachusetts 01581-5039

Attn:               President

Phone:           (508) 836-7000

Fax:                (508) 836-7070

Gaz Metro             Gaz Metro Portland Corporation

c/o Northern New England Gas Corporation

85 Swift Street

South Burlington, Vermont 05403

Attn:               Vice President

Phone:           (802) 863-8859

Fax:                (802) 658-3926

For small mail only:

Gaz Metro Portland Corporation

c/o Northern New England Gas Corporation

P.O. Box 700

Burlington, Vermont 05402-0700

Attn:               Vice President

With copy to:

Gaz Metropolitain, Inc.

1717, rue du Havre

Montreal, Quebec

Canada H2K 2X3

Attn:               Executive Advisor, Business Development

Phone:           514-598-3377

Fax:                514-598-3735

El Paso                   El Paso Energy Portland Corporation

Energy                   1001 Louisiana Street

Houston, Texas 77002

Attn:               President

Phone:           (713) 757-4115

Fax:                (713) 757-2369

TCPL                     TCPL Portland Inc.

111-Fifth Avenue S.W.

Calgary, Alberta

Canada T2P 4K5

Attn:               President

Phone:           403-267-1020

Fax:                403-267-2483

East Coast                                     MCNIC East Coast Pipeline Company

500 Griswold Street, 10th Floor

Detroit, Michigan 48226

Attn:               Vice President and Secretary

Phone:           313-256-5206

Fax:                313-965-0009

NESDC                  NI Energy Services Development Corp.

801 East 86th Avenue

Merrillville, Indiana, 46410

Attn:               Daniel D. Gavito

Phone:           219-647-4283

Fax:                219-647-4284

With copy to:

Mark C. Zaander

Schiff Hardin & Waite

7300 Sears Tower

Chicago, Illinois 60606

Phone:           312-258-5500

Fax:                312-258-5600

9.          Amendment to Appendix A. Appendix A shall be amended to state as follows:

PNGTS Facilities shall consist of:

(i)            such PNGTS facilities as were authorized by the certificate and Presidential Permit issued by the Federal Energy Regulatory Commission in Docket Nos. CP96-249 and CP96-248, as these certificates may be amended, and any Incremental Expansions as may be approved by vote of the Management Committee as provided in Section 2.11; and

(ii)           PNGTS’s Ownership Interest in the Joint Facilities as were authorized by the certificate issued in Docket No. CP97-238, as this certificate may be amended, and PNGTS’s Ownership Interest in any Expansions of the Joint Facilities, as these terms are defined by the Ownership Agreement Between Portland Natural Gas Transmission System and Maritimes & Northeast Pipeline, L.L.C. dated October 8, 1997, and approved by the Federal Energy Regulatory Commission on November 4, 1997.

10.                               Amendment to Schedule A. Schedule A shall be replaced with the attached Revised Schedule A.

11.          Effective Date. This Fourth Amendment shall be effective from and after this 31st day of March, 1998.

12.                               Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be binding.

13.                               Effect on Partnership Agreement. Except as expressly set forth herein, the Partnership Agreement and all of the representations, warranties, covenants and agreements contained therein remain in full force and effect for the benefit of the parties thereto and hereto and their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and attested by their duly authorized representatives as of the date first set forth above.

ATTEST:	NATURAL GAS DEVELOPMENT, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Title:	President

ATTEST:	EL PASO ENERGY PORTLAND CORPORATION

/s/ [ILLEGIBLE]	By:	/s/ E.J. Holm
E.J. Holm

	Title:	Sr. Vice President

ATTEST:	GAZ METRO PORTLAND CORP.

	By:	/s/ [ILLEGIBLE]

	Title:	VP Development

ATTEST:	JMC PORTLAND (INVESTORS) INC.,
as Withdrawn Partner

	By:	/s/ [ILLEGIBLE]

Title:

ATTEST:	TCPL PORTLAND, INC.

	By:	/s/ [ILLEGIBLE]

	Title:	Vice-President President

ATTEST:	MCNIC EAST COAST PIPELINE COMPANY

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Title:	Vice President

ATTEST:	NI ENERGY SERVICES DEVELOPMENT CORP.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Title:	Vice President

REVISED SCHEDULE A

Name of Partner	Percentage Interest

TCPL Portland Inc.	21.41%
MCNIC East Coast Pipeline Company	21.41%
Natural Gas Development, Inc.	9.53%
El Paso Energy Portland Corporation	19.06%
Gaz Metro Portland Corporation	19.06%
NI Energy Services Development Corp.	9.53%